Local Service | Global Strength Charles Fabrikant Executive Chairman of the Board Investor Presentation by November 30, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
looking statements concerning management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: decreased demand and loss of revenues as a result of U.S. government implemented moratoriums directing operators to cease certain drilling activities and any extension of such moratoriums (the
“Moratoriums”), weakening demand for the Company’s services as a result of unplanned customer suspensions, cancellations, rate reductions or non-
renewals of vessel charters and aviation equipment or failures to finalize commitments to charter vessels and aviation equipment in response to
Moratoriums, increased government legislation and regulation of the Company’s businesses could increase cost of operations, increased competition if the Jones Act is repealed, liability, legal fees and costs in connection with providing spill and emergency response services, including the
Company’s involvement in response to the oil spill as a result of the sinking of the Deepwater Horizon in April 2010, decreased demand for the
Company’s services as a result of declines in the global economy, declines in valuations in the global financial markets and illiquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements related to Offshore
Marine Services, Marine Transportation Services and Aviation Services, decreased demand for Marine Transportation Services and Harbor and
Offshore Towing Services due to construction of additional refined petroleum products, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or a change in existing methods of delivery, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations, the dependence of Offshore Marine Services, Marine Transportation
Services and Aviation Services on several customers, consolidation of the Company’s customer base, the ongoing need to replace aging vessels and aircraft, industry fleet capacity, restrictions imposed by the Shipping Acts and Aviation Acts on the amount of foreign ownership of the Company’s
Common Stock, operational risks of Offshore Marine Services, Marine Transportation Services, Harbor and Offshore Towing Services and Aviation
Services, effects of adverse weather conditions and seasonality, future phase-out of Marine Transportation Services’ double-bottom tanker, dependence of spill response revenue on the number and size of spills and upon continuing government regulation in this area and Environmental
Services’ ability to comply with such regulation and other governmental regulation, changes in National Response Corporation’s Oil Spill Removal
Organization classification, liability in connection with providing spill response services, the level of grain export volume, the effect of fuel prices on barge towing costs, variability in freight rates for inland river barges, the effect of international economic and political factors in Inland River Services’
operations, adequacy of insurance coverage, the attraction and retention of qualified personnel by the Company and various other matters and factors, many of which are beyond the Company’s control. In addition, these statements constitute the Company’s cautionary statements under the Private
Securities Litigation Reform Act of 1995. It is not possible to predict or identify all such factors. Consequently, the foregoing should not be considered a complete discussion of all potential risks or uncertainties. The words “estimate,” “project,” “intend,” “believe,” “plan” and similar expressions are intended to identify forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The
Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the
Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. The forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect the Company’s businesses, particularly those mentioned under “Forward-Looking Statements” on the Company’s Form 10-K and the Company’s Form 10-Q and SEACOR’s periodic reporting on
Form 8-K (if any), which are incorporated by reference.

SEACOR Attitude
Maintain a conservative balance sheet and
transparent reporting.
Invest for appreciation and long-term, not just
accretion or today.
Leverage our expertise, geographic reach, and
asset base.
Partner with complementary expertise.
Practice patience, be prepared, and hope for
luck.

4 SEACOR Focus Energy Food Infrastructure and Transportation

5 5,311 Employees Worldwide as of December 31, 2010 Global Reach

22%
22%
13%
7%
4%
4%
4%
3%
21%
40%
10%
13%
5%
2%
30%
60%
8%
3%
2%
27%
Growth with Diversification
As of December 31, 2000
Total Assets: $1.1 billion
As of June 30, 2005
Total Assets: $1.8 billion
As of September 30, 2011
Total Assets: $3.7 billion
Offshore Marine Services
Aviation Services
Inland River Services
Marine Transportation Services
Environmental Services
Commodity Trading and Logistics
Harbor and Offshore Towing Services
Other
Corporate (primarily liquid assets)
Note: Assets have been extracted from our Quarterly Reports on Form 10-Q and our 2000 Annual Report on Form 10-K for all the
business units with the exception of Harbor and Offshore Towing Services. In our public filings, Harbor and Offshore Towing
Services is the main component of Other.

$0
$150
$300
$450
$600
$750
$900
1993 1995 1997 1999 2001 2003 2005 2007 2009 YTD
2011
Cash from Operating Activities Proceeds from Asset Sales Capital Expenditures
7
Funding Capital Expenditures
(USD in millions)
1
Note: Cash flow data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K.
Amounts presented reflect the current presentation of cash from operating activities.
1
Nine months ended September 30, 2011.
Since 1993, we sold approximately $2.5 billion in older assets, earned cash from operations of approximately $2.9 billion and invested approximately $3.5 billion in capital expenditures.

Our Portfolio
Offshore Marine Services
Aviation Services
Inland River Services
Marine Transportation Services
Harbor and Offshore Towing Services
Environmental Services
Commodity Trading and Logistics

Offshore Marine Services - Assets Crew/FSV Specialty 9 Specialty AHTS Supply Standby Safety

Offshore Marine Services – Fleet Details

Note: Fleet data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K.
1
Average vessel age excludes the standby safety fleet.
Since Seabulk acquisition in
July 2005, we:
built, acquired, and
upgraded existing
offshore vessels, and
other offshore marine
equipment for
approximately $670
million.
disposed of 187 vessels
and other equipment for
net proceeds of
approximately $1 billion.
Fleet Count by Type 2003 2005 2007 2009 2011
Owned
AHTS 18 24 15 18 15
Crew (incl. Fast Support) 51 75 52 41 33
Mini-supply 26 22 15 6 5
Supply 12 32 13 11 10
Towing Supply 11 31 13 7 2
Standby Safety 19 21 23 24 26
Specialty 2 14 10 4 3
Total Owned 139 219 141 111 94
Average Vessel Age
1
10 16 13 11 10
Joint Ventured 54 33 11 12 17
Leased-in 36 43 42 27 22
Pooled or Managed 6 6 12 15 16
Total 235 301 206 165 149

SEACOR’s “Deepwater” Support Fleet

12 AHTS Vessels (11 U.S.-flag)
8 U.S.-flag Fast Support Vessels
2 Specialty Vessels (1 U.S.-flag)
14 Supply Vessels (9 U.S.-flag)
7 Heavy Twin Helicopters
34 Medium Twin Helicopters
Note: Fleet includes company-owned, joint ventured, leased-in, and pooled or managed equipment as of September 30, 2011.

Offshore Marine Services - Financials

Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K. For
details on the definition of average gross property & equipment, average net property and equipment, operating income before depreciation and amortization (“OIBDA”), return on average gross property and equipment, and return on average net property and equipment, see Appendix A.
1
Nine months ended September 30, 2011.
1
(USD in millions)
2006 2007 2008 2009 2010 YTD 2011
Revenue 682.6 $ 692.4 $  708.7 $  562.3 $  515.9 $  267.0 $
Operating Expenses 339.0    374.5     390.1     309.6     309.6     199.7
Administrative and General 46.4      51.9       58.4       47.0       50.8       33.5
Depreciation and Amortization 81.5      60.5       55.6       54.9       51.8       36.5
Total Costs and Expenses 466.9    486.9     504.2     411.5     412.1     269.8
Gains on Asset Dispositions and Impairments, Net 67.0      82.5       69.2       22.5       29.5       13.2
Operating Income 282.7 $ 288.0 $  273.8 $  173.2 $  133.2 $  10.4 $
Average Gross Property and Equipment 992.0    1,059.7 1,101.4 1,072.4 1,007.0 982.8
Average Net Property and Equipment 729.8    779.7     814.0     765.5     664.9     616.4
Reconciliation of Non-U.S. GAAP Financial Measures
Operating Income 282.7    288.0     273.8     173.2     133.2     10.4
Depreciation and Amortization 81.5      60.5       55.6       54.9       51.8       36.5
OIBDA 364.2 $ 348.5 $  329.4 $  228.1 $  185.0 $  46.9 $
Return on Average Gross Property and Equipment 37% 33% 30% 21% 18% 6%
Return on Average Net Property and Equipment 50% 45% 40% 30% 28% 10%

Aviation Services - Assets 13 AW139 - Medium A109 – Light twin S76-C++ - Medium Bell 412 - Medium AS350B2 – Light single EC225 - Heavy

Aviation Services - Operations 14

Aviation Services – Operations
as of September 30, 2011

United States
Sweden
Aircraft in Region  (# of aircraft)
Spain
Canada
India
Mexico
UK
Norway
Brazil
Training Center
Joint Ventures
Indonesia
1
130
4
12
4
1
18
2
3
2

Aviation Services – Fleet Details

As of September 30, 2011
177 Helicopters
Since Era acquisition in December
2004, we:
acquired new equipment for
approximately $870 million.
disposed of 71 helicopters
2
and
other equipment for net proceeds
of approximately $150 million.
Note: Fleet data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K .
1
Includes 147 company-owned, 7 joint ventured, 11 leased-in, and 12 managed.
2
Includes helicopters sold, scrapped, or destroyed.
1

Aviation Services - Financials

1
Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K. For
details on the definition of average gross property & equipment, average net property and equipment, operating income before depreciation and amortization (“OIBDA”), return on average gross property and equipment, and return on average net property and equipment, see Appendix A.
1
Nine months ended September 30, 2011.
(USD in millions)
2006 2007 2008 2009 2010 YTD 2011
Revenue 156.0 $ 215.0 $ 248.6 $ 235.7 $ 235.4 $ 196.5 $
Operating Expenses 121.6    157.2    181.5    148.0    147.2    121.6
Administrative and General 14.9      18.9      20.1      21.4      25.8      20.1
Depreciation and Amortization 20.0      27.6      36.4      37.4      43.4      33.4
Total Costs and Expenses 156.5    203.7    238.0    206.7    216.4    175.1
Gains on Asset Dispositions and Impairments, Net 11.1      8.0       4.9       0.3       0.8       13.3
Operating Income 10.6 $   19.4 $   15.5 $   29.3 $   19.7 $   34.6 $
Average Gross Property and Equipment 250.0    351.8    476.5    607.5    716.4    805.1
Average Net Property and Equipment 222.2    307.2    402.6    498.2    568.5    621.6
Reconciliation of Non-U.S. GAAP Financial Measures
Operating Income 10.6      19.4      15.5      29.3      19.7      34.6
Depreciation and Amortization 20.0      27.6      36.4      37.4      43.4      33.4
OIBDA 30.6 $   47.0 $   51.9 $   66.7 $   63.1 $   68.0 $
Return on Average Gross Property and Equipment 12% 13% 11% 11% 9% 11%
Return on Average Net Property and Equipment 14% 15% 13% 13% 11% 15%

Inland River Services - Assets Covered Hoppers 10,000 Bbl Tank Barges 30,000 Bbl Tank Barges Grain Elevator Open Hoppers 18 Unit Tow Liquid Barges Gateway Terminals Towboats

Inland River Services – Areas of Operation

Argentina, Brazil, and Paraguay
Columbia
United States
•
St. Louis, Missouri – HQ
•
Sauget and McLeansboro, Illinois
•
Paducah, Kentucky
•
Memphis, Tennessee
•
Greenville, Mississippi
•
New Orleans, Louisiana
•
Fleet Locations in MO, AK, IL and TN
•
Buenos Aires - HQ
•
Corumbá, Brazil
•
Asunción, Paraguay
•
Rosario, Argentina
•
Ibicuy, Argentina
•
Barranquilla
•
Cartegena

Inland River Services – Fleet Profile

Joint Pooled or
Type Owned Ventured Leased-In Managed Total
Dry Cargo Barges 689       172       2             626         1,489
Liquid Tank Barges 70         -            -             9             79
Deck Barges 20         -            -             -             20
Towboats 16         15         -             -             31
Dry Cargo Vessel -            1           -             -             1
Total 795       188       2             635         1,620
As of September 30, 2011
Since launching new construction program in 2003, we:
built or acquired 631 barges, 11 towboats, and other property and equipment for approximately $450 million.
1
disposed of 242 barges, six towboats, and other property and equipment for net proceeds of approximately $144 million.
2
Note: Fleet data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K .
1
Excludes14 barges and eight towboats related to the acquisition of Waxler Transportation Company, Inc, and Waxler Towing
Company, Incorporated.
2
Excludes 73 barges associated with non-operating activities.

Inland River Services - Financials

Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K. For
details on the definition of average gross property & equipment, average net property and equipment, operating income before depreciation and amortization (“OIBDA”), return on  average gross property and equipment, and return on average net property and equipment, see
Appendix A.
1
Nine months ended September 30, 2011.
1

Marine Transportation Services - Assets
Harbor and Offshore Towing Services - Assets
Seabulk Trader
Seabulk Challenge
Seabulk Arctic
RORO Vessels
Tractor Tug
Conventional Tug
1
Roll-on/Roll-off vessels.
1

Harbor and Offshore Towing Services - Port Locations

Marine Transportation Services and Harbor
and Offshore Towing Services – Fleet Profile
Since Seabulk acquisition in July
2005, we:
added approximately $40 million
and disposed of approximately
$275 million of assets to the
marine transportation fleet.
added approximately $120
million and disposed of
approximately $15 million of
assets to the harbor and offshore
towing fleet.
Note: Fleet data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K .
1
Primarily consists of the sale leaseback of the two U.S.-flag double-hull tankers in 2010 and the sale of the two foreign flag double-hull tankers in 2005.
1

Marine Transportation Services – Financials

Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K. For
details on the definition of average gross property & equipment, average net property and equipment, operating income before depreciation and amortization (“OIBDA”), return on average gross property and equipment, and return on average net property and equipment, see
Appendix A.
1
Nine months ended September 30, 2011.
1

Harbor and Offshore Towing Services – Financials

1
Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K. For
details on the definition of average gross property & equipment, average net property and equipment, operating income before depreciation and amortization (“OIBDA”), return on average gross property and equipment, and return on average net property and equipment, see
Appendix A.
1
Nine months ended September 30, 2011.

27 Environmental Services - Businesses

Environmental Services - Financials
(USD in millions)
2006 2007 2008 2009 2010 YTD 2011
Revenue 144.5 $  156.8 $  168.0 $  145.8 $  874.4 $  152.0 $
Operating Expenses 103.2     111.3     117.3     103.8     593.3     104.6
Administrative and General 20.6       23.3       27.5       25.5       31.6       25.6
Depreciation and Amortization 3.4         4.9         7.1         7.2         8.4         7.4
Total Costs and Expenses 127.1     139.5     151.9     136.4     633.2     137.6
Gains (Losses) on Asset Dispositions (0.2)        0.2         0.1         (0.2)        0.5         -
Operating Income 17.2 $    17.5 $    16.2 $    9.2 $      241.7 $  14.4 $
Derivative Losses -          -          -          -          -          -
Foreign Currency Gains (Losses) (0.1)        (0.1)        (0.3)        -          (0.1)        -
Other, Net -          -          -          -          -          -
Equity Earnings of 50% or Less
Owned Companies 0.1         0.2         0.6         0.2         0.7         -
Segment Profit 17.2 $    17.7 $    16.5 $    9.4 $      242.2 $  14.4 $
28
1
Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K.
1
Nine months ended September 30, 2011.

Ethanol plant Tank barge Commodity Trading and Logistics - Energy Tank railcar Tank farms 29

Commodity Trading and Logistics - Financials

1
Note: Income statement data has been extracted from our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K.
1
Nine months ended September 30, 2011.
(USD in millions)
2007 2008 2009 2010 YTD 2011
Revenue 9.6 $     208.3 $ 472.6 $ 741.9 $ 718.5 $
Operating Expenses 9.7 189.9 460.7 729.1 703.8
Administrative and General 0.9 9.0 12.6 11.4 6.8
Depreciation and Amortization - - - 0.1 -
Total Costs and Expenses 10.6 198.9 473.4 740.6 710.7
Operating Income (Loss) (1.0) $    9.4 $     (0.8) $    1.3 $    7.8 $
Derivative Gains (Losses) 0.7 (0.4) 4.0 (4.7) (7.0)
Foreign Currency Gains (Losses) - 0.1 0.5 (0.5) 0.1
Other, Net - - - 0.8 -
Equity in Earnings (Losses) of
50% or Less Owned Companies - 0.2 (0.1) (0.6) (3.3)
Segment Profit (Loss) (0.3) $    9.2 $     3.6 $     (3.7) $   (2.3) $
Segment Profit (Loss) - Energy (0.3) 0.4 6.1 4.4 (2.0)
Segment Profit (Loss) - Sugar - 0.2 (0.7) 0.9 1.0
Segment Profit (Loss) - Rice - 8.6 (1.8) (9.0) (1.3)

31 Consolidated Company

$0
$20
$40
$60
$80
$100
-$30
$20
$70
$120
$170
$220
$270
$320
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
32
Stockholder Value
Since 2006, $1 billion spent on Special
Cash Dividend and Share Repurchases,
highest among peer group.
1
Average price per share
–
Share Repurchases
Cash spent per period – Share Repurchases
(USD in millions, except share data)
Note: Share repurchases, average price per share and the Special Cash Dividend have been extracted from our Quarterly Reports on
Form 10-Q and our Annual Reports on Form 10-K with the exception of average price per share presented from 1997 to 1999. Average price per share during from 1997 to 1999 have been adjusted for the three-for-two stock split effective June 15, 2000.
1
Our peer group includes Tidewater, Bourbon, Gulfmark, Hornbeck, Farstad, Bristow and Kirby. Statements are based on review of public filings.
Cash spent per period – Special Cash Dividend

$0
$20
$40
$60
$80
$100
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
Book Value Per Share 2010 Special Cash Dividend
33
Solid Track Record
3
Note: Stockholders’ equity, common shares outstanding, and net income have been extracted from our Quarterly Reports on Form 10-
Q and our Annual Reports on Form 10-K  with the exception of amounts referenced in footnote 1.
1
Growth in book value from December 31, 1992 ($7.84) to September 30, 2011. Amounts presented from 1992 to 1999 have been adjusted for the three-for-two stock split effective June 15, 2000.  Amounts presented for 2010 and 2011 add back the 2010 Special
Cash Dividend of $15 per common share paid to shareholders of record on December 14, 2010.
2
Average from December 31, 1993 to September 30, 2011. For definitions of After-Tax Returns on Equity see Appendix B.
3
As of September 30, 2011
Compounded Annual Growth in
Book Value Per Share
1
: 15%
Average After-Tax ROE
2
: 13%

-20%
-10%
0%
10%
20%
30%
40%
50%
60%
1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
34
Minimal Leverage
Note: Total debt, cash and near cash assets, and total equity have been extracted from our Quarterly Reports on Form 10-Q and our Annual
Reports on Form 10-K. Amounts presented from 2004 to 2008 are restated for the adoption of new accounting rules related to the Company’s convertible debt, which was repaid in 2009. For definitions of total debt to total capital and net debt to total capital see Appendix B.
1
As of September 30, 2011.
1
Total Debt / Total Capital
From 1993 to 2004, our average Total Debt / Total Capital was 40%.
From 2005 to September 30, 2011, our average Total Debt / Total Capital was 33%.
Net Debt / Total Capital

Conservative Balance Sheet
Note: Balance sheet data has been extracted from our September 30, 2011 Quarterly Report on Form 10-Q.
1
Includes cash and cash equivalents, restricted cash, marketable securities, construction reserve funds, and Title XI reserve funds.
2
Includes current and long -term debt and capital lease obligations.
3
For definitions of total debt to total capital and net debt to total capital see Appendix B.
(USD in millions)
As of September 30, 2011
Cash and Near Cash Assets
1
707.3 $
Total Assets 3,662.3
Total Debt 698.4
Stockholders' Equity 1,831.6
Total Equity 1,842.6
Total Debt to Total Capital
3
27.5%
Total Net Debt to Total Capital
3
-0.4%
2

Stock Performance

(20)%
(15)%
(10)%
(5)%
- %
5%
10%
15%
20%
Nov-10 Feb-11 May-11 Aug-11 Nov-11
5 Years
(100)%
100%
300%
500%
700%
900%
1,100%
1,300%
Dec-92 Dec-94 Dec-96 Dec-98 Dec-00 Dec-02 Dec-04 Dec-06 Dec-08 Dec-10
1 Year
Since IPO 10 Years
CKH
S&P 500
Source: Yahoo!Finance

Appendix A: Definitions
Average gross property and equipment
is computed by averaging the
beginning and ending quarterly values during the period. In our public filings, we disclose net property and equipment by segment. We do not disclose total gross property and equipment by business unit, however, for historical cost for major classes of equipment refer to Note 1 to our Consolidated Financial Statements in our Annual Reports on Form 10-K.
Average net property and equipment
is computed by averaging the beginning
and ending quarterly values during the period.
Operating income before depreciation and amortization (“OIBDA”)
is a non-
U.S. GAAP financial measure and calculated as operating income (loss) plus depreciation and amortization.
Return on average gross property and equipment
is calculated as operating
income before depreciation and amortization, a non-U.S. GAAP financial measure, divided by average gross property and equipment. Returns for the nine months ended September 30, 2011 were annualized.
Return on average net property and equipment
is calculated as operating
income before depreciation and amortization, a non-U.S. GAAP financial measure, divided by average net property and equipment. Returns for the nine months ended September 30, 2011 were annualized.

Appendix B: Definitions
Book value per share
is calculated as SEACOR Holdings Inc. stockholders’
equity divided by common shares outstanding at the end of the period.
After-Tax Return on Equity
is calculated as net income attributable to
SEACOR Holdings Inc. divided by SEACOR Holdings Inc. stockholders’ equity at the beginning of the year.
Total Debt to Total Capital
is calculated as total debt divided by the sum of
total equity. Total equity is defined as SEACOR Holdings Inc. stockholders’
equity plus noncontrolling interests in subsidiaries.
Net Debt to Total Capital
is calculated as total debt less cash and near cash
assets divided by the sum of total equity. Total equity is defined as SEACOR
Holdings Inc. stockholders’ equity plus noncontrolling interests in subsidiaries.